UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2014

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
On August 15, 2014, Sensata Technologies B.V. (the “Buyer”), an indirect, wholly-owned subsidiary of Sensata Technologies Holding N.V. ("STHNV," or the "Company"), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Schrader International, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Seller”). STHNV is also a signatory to the Purchase Agreement for the limited purpose of guaranteeing to the Seller the full and complete performance of the Buyer's obligations under the Purchase Agreement.
Pursuant to the Purchase Agreement, the Buyer will purchase from the Seller all of the outstanding equity interests of August Cayman Company, Inc., the direct or indirect parent of various holding and operating companies comprising the Seller's business, for an aggregate purchase price of $1.0 billion, subject to adjustment (the “Acquisition”).
The Purchase Agreement contains customary representations, warranties, and covenants. Subject to limited exceptions, the representations, warranties, and pre-closing covenants of the parties do not survive consummation of the Acquisition. The Buyer expects to complete the transactions contemplated by the Purchase Agreement in the fourth quarter of 2014, subject to the satisfaction of customary closing conditions, including, among others, the approval of certain regulatory authorities in the United States and Germany.
The Purchase Agreement contains certain customary termination rights for both the Buyer and the Seller. Upon termination of the Purchase Agreement under the following circumstances, the Buyer may be required to pay a termination fee of $45.0 million to the Seller: (i) if the Seller terminates the Purchase Agreement because the Buyer fails to consummate the Acquisition when obligated to do so, or after October 14, 2014 if the Buyer is in breach of the Purchase Agreement such that the Buyer cannot satisfy its closing conditions; (ii) if the Seller terminates the Purchase Agreement because the Acquisition has not been consummated prior to November 14, 2014 (or, if extended, December 30, 2014) and at such time all conditions to consummation of the Acquisition have been satisfied, other than the receipt of certain regulatory approvals; or (iii) if either party terminates the Purchase Agreement due to the issuance of a permanent injunction or final order prohibiting the Acquisition.
The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Financing Commitment
In connection with the acquisition, the Buyer has entered into a debt commitment letter (the “Commitment Letter”) pursuant to which Barclays Bank PLC and Morgan Stanley Senior Funding, Inc. agreed to provide committed financing in an aggregate principal amount of up to $1.0 billion in the form of (i) a senior secured term loan facility and (ii) an unsecured senior bridge facility (collectively, the “Debt Financing”). The funding of the Debt Financing is contingent on the closing of the Acquisition and certain other conditions set forth in the Commitment Letter. The funding of the Debt Financing is not a condition to the obligations of the Buyer under the terms of the Purchase Agreement.
The foregoing description of the Commitment Letter is not complete and is qualified in its entirety by reference to the Commitment Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 7.01     Regulation FD Disclosure
On August 18, 2014, the Company issued a press release, furnished as Exhibit 99.1 hereto, announcing entry into the Purchase Agreement.
The Company will conduct a conference call on August 18, 2014 at 8:00 AM eastern time to discuss the Acquisition. The U.S. dial in number is 877-486-0682 and the non-U.S. dial in number is 706-634-5536. The passcode is 89540646. A live webcast and a replay of the conference call will also be available on the investor relations page of the Company’s website at http://investors.sensata.com. The presentation that the Company will be using during the conference call is furnished as Exhibit 99.2 hereto.
The information contained in, or incorporated into this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

2.1*	Share Purchase Agreement, dated as of August 15, 2014, by and among Sensata Technologies B.V., Sensata Technologies Holding N.V., and Schrader International, Inc.
10.1	Commitment Letter, dated as of August 15, 2014, by and among Sensata Technologies B.V., Sensata Technologies Finance Company, LLC, Barclays Bank PLC, and Morgan Stanley Senior Funding, Inc.
99.1	Press Release issued by Sensata Technologies Holding N.V. on August 18, 2014
99.2	Investor Presentation of Sensata Technologies Holding N.V. on August 18, 2014

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: August 18, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of August 15, 2014, by and among Sensata Technologies B.V., Sensata Technologies Holding N.V., and Schrader International, Inc.
10.1	Commitment Letter, dated as of August 15, 2014, by and among Sensata Technologies B.V., Sensata Technologies Finance Company, LLC, Barclays Bank PLC, and Morgan Stanley Senior Funding, Inc.
99.1	Press Release issued by Sensata Technologies Holding N.V. on August 18, 2014.
99.2	Investor Presentation of Sensata Technologies Holding N.V. on August 18, 2014

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.